Exhibit (a)(39)

TO BE EFFECTIVE ON DECEMBER 19, 2014

BMO FUNDS, INC.

AMENDMENT NO. 38

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Sections 180.1002 and 180.1003 of the Wisconsin Statutes, the following Amendment of the Corporation’s Articles of Incorporation, as amended (the “Articles”) was duly adopted to:

(i)	remove the BMO Aggressive Stock Fund as a class of the Corporation; and

(ii)	redesignate the existing classes of shares of the “BMO Diversified Income Fund” as the “BMO Conservative Allocation Fund”, the “BMO Moderate Balanced Fund” as the “BMO Moderate Allocation Fund”, the “BMO Growth Balanced Fund” as the “BMO Balanced Allocation Fund”, the “BMO Aggressive Allocation Fund” as the “BMO Growth Allocation Fund”, and the “BMO Diversified Stock Fund” as the “BMO Aggressive Allocation Fund”.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)             The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class

BMO Large-Cap Value Fund	Series Y	Indefinite
BMO Mortgage Income Fund	Series Y	Indefinite
BMO TCH Intermediate Income Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Short-Term Income Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Mid-Cap Value Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Small-Cap Growth Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO LGM Emerging Markets Equity Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO TCH Corporate Income Fund	Series Y	Indefinite
BMO Ultra Short Tax-Free Fund	Series Y	Indefinite
BMO Small-Cap Value Fund	Series Y	Indefinite
BMO Dividend Income Fund	Series Y	Indefinite
BMO Monegy High Yield Bond Fund	Series Y	Indefinite
BMO Pyrford Global Strategic Return Fund	Series Y	Indefinite
BMO Pyrford International Stock Fund	Series Y	Indefinite
BMO Low Volatility Equity Fund	Series Y	Indefinite
BMO Short Tax-Free Fund	Series Y	Indefinite
BMO TCH Emerging Markets Bond Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite
BMO Target Retirement 2010 Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite
BMO Micro-Cap Fund	Series Y	Indefinite
BMO Global Low Volatility Equity Fund	Series Y	Indefinite
BMO Target Retirement 2015 Fund	Series Y	Indefinite
BMO Target Retirement 2025 Fund	Series Y	Indefinite
BMO Target Retirement 2035 Fund	Series Y	Indefinite
BMO Target Retirement 2045 Fund	Series Y	Indefinite
BMO Target Retirement 2055 Fund	Series Y	Indefinite
BMO Small-Cap Core Fund	Series Y	Indefinite
BMO Pyrford Global Equity Fund	Series Y	Indefinite
BMO Multi-Asset Income Fund	Series Y	Indefinite
BMO Global Natural Resources Fund	Series Y	Indefinite

Institutional Class

BMO Prime Money Market Fund	Series I	Indefinite
BMO Government Money Market Fund	Series I	Indefinite
BMO Tax-Free Money Market Fund	Series I	Indefinite
BMO Mortgage Income Fund	Series I	Indefinite
BMO TCH Intermediate Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford Global Strategic Return Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Target Retirement 2010 Fund	Series I	Indefinite
BMO Target Retirement 2020 Fund	Series I	Indefinite
BMO Target Retirement 2030 Fund	Series I	Indefinite
BMO Target Retirement 2040 Fund	Series I	Indefinite
BMO Target Retirement 2050 Fund	Series I	Indefinite
BMO Micro-Cap Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Target Retirement 2015 Fund	Series I	Indefinite
BMO Target Retirement 2025 Fund	Series I	Indefinite
BMO Target Retirement 2035 Fund	Series I	Indefinite
BMO Target Retirement 2045 Fund	Series I	Indefinite
BMO Target Retirement 2055 Fund	Series I	Indefinite
BMO Small-Cap Core Fund	Series I	Indefinite
BMO Pyrford Global Equity Fund	Series I	Indefinite
BMO Multi-Asset Income Fund	Series I	Indefinite
BMO Global Natural Resources Fund	Series I	Indefinite
BMO Alternative Strategies Fund	Series I	Indefinite

Class A

BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Core Fund	Series A	Indefinite
BMO Micro-Cap Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford Global Equity Fund	Series A	Indefinite
BMO Pyrford Global Strategic Return Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO Global Natural Resources Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO TCH Emerging Markets Bond Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Mortgage Income Fund	Series A	Indefinite
BMO TCH Intermediate Income Fund	Series A	Indefinite
BMO TCH Corporate Income Fund	Series A	Indefinite
BMO TCH Core Plus Bond Fund	Series A	Indefinite
BMO Monegy High Yield Bond Fund	Series A	Indefinite
BMO Multi-Asset Income Fund	Series A	Indefinite
BMO Alternative Strategies Fund	Series A	Indefinite

Retirement Class

BMO Growth Allocation Fund	Series R-3	Indefinite
BMO Aggressive Allocation Fund	Series R-3	Indefinite
BMO Conservative Allocation Fund	Series R-3	Indefinite
BMO Balanced Allocation Fund	Series R-3	Indefinite
BMO Moderate Allocation Fund	Series R-3	Indefinite
BMO Target Retirement 2010 Fund	Series R-3	Indefinite
BMO Target Retirement 2020 Fund	Series R-3	Indefinite
BMO Target Retirement 2030 Fund	Series R-3	Indefinite
BMO Target Retirement 2040 Fund	Series R-3	Indefinite
BMO Target Retirement 2050 Fund	Series R-3	Indefinite
BMO Target Retirement 2015 Fund	Series R-3	Indefinite
BMO Target Retirement 2025 Fund	Series R-3	Indefinite
BMO Target Retirement 2035 Fund	Series R-3	Indefinite
BMO Target Retirement 2045 Fund	Series R-3	Indefinite
BMO Target Retirement 2055 Fund	Series R-3	Indefinite
BMO Mid-Cap Value Fund	Series R-3	Indefinite
BMO Mid-Cap Growth Fund	Series R-3	Indefinite
BMO Small-Cap Value Fund	Series R-3	Indefinite
BMO Pyrford International Stock Fund	Series R-3	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Growth Allocation Fund	Series R-6	Indefinite
BMO Aggressive Allocation Fund	Series R-6	Indefinite
BMO Conservative Allocation Fund	Series R-6	Indefinite
BMO Balanced Allocation Fund	Series R-6	Indefinite
BMO Moderate Allocation Fund	Series R-6	Indefinite
BMO Target Retirement 2010 Fund	Series R-6	Indefinite
BMO Target Retirement 2020 Fund	Series R-6	Indefinite
BMO Target Retirement 2030 Fund	Series R-6	Indefinite
BMO Target Retirement 2040 Fund	Series R-6	Indefinite
BMO Target Retirement 2050 Fund	Series R-6	Indefinite
BMO Target Retirement 2015 Fund	Series R-6	Indefinite
BMO Target Retirement 2025 Fund	Series R-6	Indefinite
BMO Target Retirement 2035 Fund	Series R-6	Indefinite
BMO Target Retirement 2045 Fund	Series R-6	Indefinite
BMO Target Retirement 2055 Fund	Series R-6	Indefinite
BMO Mid-Cap Value Fund	Series R-6	Indefinite
BMO Mid-Cap Growth Fund	Series R-6	Indefinite
BMO Small-Cap Value Fund	Series R-6	Indefinite
BMO Pyrford International Stock Fund	Series R-6	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was authorized by the Board of Directors on November 5, 2014 and by the shareholders on December 19, 2014 in accordance with Sections 180.1003, 180.1002(8), and 180.0602(1)(c) of the Wisconsin Statutes. Shareholder approval was not required for the class redesignations.

This Amendment to the Articles of Incorporation of the Corporation shall be effective as of 3:00 p.m. (Central time) on December 19, 2014.

Executed this 19th day of December 2014.

BMO FUNDS, INC.

By:	/s/ John M. Blaser
John M. Blaser
President

This instrument was drafted by:

Laura A. Bautista

Godfrey & Kahn, S.C.

780 N. Water Street

Milwaukee, Wisconsin 53202

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